FORM OF LOCK-UP AGREEMENT

September 9, 2008

Each Purchaser referenced below:

Re:
Securities Purchase Agreement, dated as of September 9, 2008 (the “Purchase Agreement”), between Premier Power Renewable Energy, Inc., a Delaware corporation (the “Company”) and the purchasers signatory thereto (each, a “Purchaser” and, collectively, the “Purchasers”)

Ladies and Gentlemen:

Defined terms not otherwise defined in this letter agreement (the “Letter Agreement”) shall have the meanings set forth in the Purchase Agreement. Pursuant to Section 2.2(a) of the Purchase Agreement and in satisfaction of a condition of the Company’s obligations under the Purchase Agreement, the undersigned irrevocably agrees with the Company that, from the date hereof until the earlier of (a) the 12 month anniversary of the Effective Date and (b) the date that (i) the Company’s Common Stock has a closing bid price of $4.00 or more for 20 consecutive Trading Days and an average daily trading volume during such same period of at least 100,000 shares (such price and volume adjusted for any stock splits and similar adjustments effected after the Closing Date) or (ii) the Common Stock is listed on any tier of the Nasdaq Stock Market (such period, the “Restriction Period”), the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any shares of Common Stock or Common Stock Equivalents beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the Transfer Agent from effecting any actions in violation of this Letter Agreement.

Each of the undersigned, severally and not jointly with the other signatories hereto, covenants that neither it, nor any Affiliate acting on its behalf or pursuant to any understanding with it, will execute any Short Sales during the period commencing with the execution of this letter and ending the earlier of (i) one year after the Effective Date or (ii) 18 months after the Closing Date.

During the Restriction Period, the undersigned “Insiders” shall be permitted to make Transfers of the shares of the Common Stock held by the undersigned in an amount up to 20% of the number of shares shown next to such “Insiders” signature below so long as the closing bid price on the Trading Day prior to such Transfer is at least $3.00 (adjusted for any stock splits and similar adjustments effected after the Closing Date).

Notwithstanding anything to the contrary herein, during the Restriction Period, Genesis Capital Advisors, LLC (“Genesis”) shall be permitted to make Transfers of the shares of the Common Stock held by the undersigned in an amount up to 45% of the number of shares shown next to Genesis’ signature below so long as the closing bid price on the Trading Day prior to such Transfer is at least $2.00 (adjusted for any stock splits and similar adjustments effected after the Closing Date); provided further, that Genesis shall not make any other Transfers at any price less than $3.00 per share prior to the earlier of 12 months following the Effective Date or the listing of the Common Stock on any tier of the Nasdaq Stock Market.

The undersigned acknowledges that the execution, delivery and performance of this Letter Agreement is a material inducement to each Purchaser to complete the transactions contemplated by the Purchase Agreement and that each Purchaser (which shall be a third party beneficiary of this Letter Agreement) and the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Letter Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

This Letter Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, each Purchaser and the undersigned. This Letter Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Letter Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this Letter Agreement does not intend to create any relationship between the undersigned and each Purchaser and that each Purchaser is not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this Letter Agreement.

By its signature below, the Transfer Agent hereby acknowledges and agrees that, reflecting this Letter Agreement, it has placed an irrevocable stop transfer instruction on all Securities beneficially owned by the undersigned until the end of the Restriction Period. This Letter Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers.

*** SIGNATURE PAGE FOLLOWS***

LETTER AGREEMENT SIGNATURE PAGE

This Letter Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

“Insiders”

DEAN MARKS

_________________________
Signature

Dean Marks
Print Name

Chief Executive Officer, President and Chairman of the Board
Position in Company

Address for Notice:
4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
Tel: (916) 939-0400
Fax: (916) 939-0490

12,488,056
Number of shares of Common Stock

None

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

LETTER AGREEMENT SIGNATURE PAGE

“Insiders” (continued)

MIGUEL DE ANQUIN

_________________________
Signature

Miguel de Anquin
Print Name

Chief Operating Officer, Director and Corporate Secretary
Position in Company

Address for Notice:
4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
Tel: (916) 939-0400
Fax: (916) 939-0490

7,090,797
Number of shares of Common Stock

None

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

LETTER AGREEMENT SIGNATURE PAGE

“Insiders” (continued)

BJORN PERSSON

_________________________
Signature

Bjorn Persson
Print Name

President of Premier Power, S.L.
Position in Company

Address for Notice:
Pol Ind, Calle E, n3
Oficina 0F
31192 Mutilva Baja (Navarra)
Spain
Tel: ++34 948070154 x804

2,547,126
Number of shares of Common Stock

None

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

LETTER AGREEMENT SIGNATURE PAGE

“Insiders” (continued)

JUAN OSTIZ

_________________________
Signature

Juan Ostiz
Print Name

Employee of Premier Power, S.L.
Position in Company

Address for Notice:
Pol Ind, Calle E, n3
Oficina 0F
31192 Mutilva Baja (Navarra)
Spain
Tel: ++34 948070154

512,173
Number of shares of Common Stock

None

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

LETTER AGREEMENT SIGNATURE PAGE

Genesis Capital Advisors, LLC:

Signature

By:  __________________________
Name: Charles Gilreath
Title: Managing Member

Address for Notice:
15760 Ventura Blvd.
Suite 1550
Encino, CA 91436
Tel: (818) 728-4700
Fax: (818) 528-3445

1,580,598
Number of shares of Common Stock

None

Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

LETTER AGREEMENT SIGNATURE PAGE

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Letter Agreement.

PREMIER POWER RENEWABLE ENERGY, INC.

By:  _________________________________
Name: Dean Marks
Title: Chief Executive Officer

Acknowledged and agreed to
as of the date set forth above:

Computershare Trust Company, N.A.

By:  ________________________________
Name:
Title: